UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2006 (February 9, 2006)

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

______________

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 9, 2006, the Compensation and Leadership Development Committees of the Boards of Directors of Puget Energy, Inc. and Puget Sound Energy, Inc. approved an amendment to the Puget Energy 2005 Long-Term Incentive Plan. The amendment changes the definition of "Change of Control" so that a Change of Control is deemed to occur, in addition to other circumstances described in the 2005 LTIP Plan, upon consummation, rather than regulatory approval, of specified “Business Combinations.”

Puget Sound Energy also amended existing Change of Control Agreements with Bertrand A. Valdman, Senior Vice President Finance and Chief Financial Officer, Jennifer L. O'Connor, Senior Vice President General Counsel, Chief Ethics and Compliance Officer, Susan McLain, Senior Vice President Operations, and Eric M. Markell, Senior Vice President Energy Resources to conform the definition of Change of Control to the definition used in the 2005 LTIP Plan.  The amendments, which were effective on February 9, 2006, provide that a Change of Control is deemed to occur, in addition to other circumstances described in the agreements,

•	upon consummation, rather than regulatory approval, of specified Business Combinations and

•	upon specified acquisitions of 30%, rather than 20%, of the Puget Energy common stock or voting power.

    The form of the Amended and Restated Change of Control Agreement is attached as Exhibit 10.3.

On the same day, Puget Energy and Puget Sound Energy entered into a similar amendment to the Employment Agreement of Stephen P. Reynolds, the Chairman, President and Chief Executive Officer of Puget Energy and Puget Sound Energy. The amendment changes the definition of Change of Control in the same way that the Change of Control Agreements described above were amended. The definition of Change of Control in Mr. Reynolds' agreement was further amended to change the carve out for continuing ownership from specified Business Combinations from 66-2/3% to 60%, which is the same threshold used in the 2005 LTIP Plan and other executive Change of Control Agreements.

    The preceding description of the amendment to the 2005 LTIP Plan, the amendments to the Amended and Restated Change in Control Agreements and the amendments to the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such documents, which are filed as exhibits to this report.

Item 9.01: Financial Statements and Exhibits

Exhibits 10.1	Amendment No. One to 2005 Long-Term Incentive Plan of Puget Energy, Inc.
10.2	Second Amendment dated February 9, 2006 to employment agreement with S. P. Reynolds, Chief Executive Officer and President, dated as of January 1, 2002 and amended as of May 10, 2005
10.3	Form of Amended and Restated Change of Control Agreement for Puget Sound Energy, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

By: /s/ Jennifer L. O'Connor
Dated: February 14, 2006	Jennifer L. O’Connor Senior Vice President General Counsel and Chief Ethics and Compliance Officer